Rule 497(e)
                                                       Registration No. 33-8982
Dear Shareholder:

The Victory Funds Prospectuses are being revised. Effective October 1, 1997, Key Asset Management Inc. will assume the duties of sub-administrator to the Funds. Shareholders will not pay additional fees because of this change. Effective September 1, 1997, the sales charge for the funds indicated has been changed. This Supplement also provides additional information related to securities lending. This information is important and should be kept with a copy of your Prospectus.
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                               The Victory Funds

                             Financial Reserves Fund
                        Ohio Municipal Money Market Fund
                             Prime Obligations Fund
                           Tax-Free Money Market Fund
                        U.S. Government Obligations Fund

                       Supplement Dated September 1, 1997
      to the Prospectus Dated March 1, 1997, as Supplemented June 30, 1997

The Prospectus of the above named funds is supplemented as follows:

1. Effective October 1, 1997, under "Organization and Management of the Funds," the first paragraph on page 23 in the subtopic "The Administrator, Distributor, and Fund Accountant" should be replaced with the following:

BISYS Fund Services is the Administrator and the Distributor. BISYS is paid a fee at the following annual rate based on the Fund's average daily net assets as the Administrator: .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets; and .10% for portfolio assets greater than $600 million. Under a Sub-Administration Agreement, BISYS pays Key Asset Management Inc. to perform some of the administrative duties for the Fund. BISYS pays Key Asset Management Inc. a sub-administration fee at an annual rate of up to .05% of the Fund's average daily net assets. BISYS does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund's Accountant.

2. On the bottom of page 27 under the heading, "Other Securities and Investment Practices," the information in the table under "Securities Lending" should be revised by adding the following sentence at the end of the paragraph. In addition, the percentages under "Investment Company Securities," should be revised as indicated:


------------------------------------------- ------------ ---------------- -------------- -------------- ---------------
                                             Financial   Ohio Municipal       Prime        Tax-Free          U.S.
List of Allowable Investments                Reserves     Money Market     Obligations   Money Market     Government
and Investment Practices                      Fund           Fund            Fund           Fund        Obligations
                                                                                                             Fund
------------------------------------------- ------------ ---------------- -------------- -------------- ---------------
------------------------------------------- ------------ ---------------- -------------- -------------- ---------------
SECURITIES LENDING.  In order to generate
additional income, a Fund may lend its
portfolios securities.  A Fund will
receive collateral for the value of the       33 1/3%        33 1/3%         33 1/3%     33 1/3%        33 1/3%
security plus any interest due.  A Fund
only will enter into loan arrangements
with entities that the Adviser has
determined are creditworthy.  Subject to
the receipt of exemptive relief from the
SEC, Key Trust Company of Ohio, N.A., the
lending agent, may earn a fee based on the
amount of income earned on the investment
of collateral.
------------------------------------------- ------------ ---------------- -------------- -------------- ---------------


------------------------------------------- ------------ ---------------- -------------- -------------- ---------------
                                             Financial   Ohio Municipal       Prime        Tax-Free          U.S.
List of Allowable Investments                Reserves     Money Market     Obligations   Money Market     Government
and Investment Practices                       Fund           Fund            Fund           Fund        Obligations
                                                                                                             Fund
------------------------------------------- ------------ ---------------- -------------- -------------- ---------------
------------------------------------------- ------------ ---------------- -------------- -------------- ---------------
INVESTMENT COMPANY SECURITIES.  Shares of
other mutual funds with similar
investment objectives.  The following           5%             5%              5%             5%             5%
limitations apply:  (1) No more than 5%         3%             3%              3%             3%             3%
of the Fund's total assets may be               10%            10%             10%            10%            10%
invested in one mutual fund, (2) a Fund
and its affiliates may not own more than
3% of the  securities  of any one mutual
fund,  and (3) no more than 10% of the
Fund's total assets may be invested in
combined mutual fund holdings.
------------------------------------------- ------------ ---------------- -------------- -------------- ---------------



Please insert this Supplement in the front of your Prospectus. Investors wishing to obtain more information should call the Funds at 800-KEY-FUND(R).


                                  VF-MMMF-SUP1